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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                               September 24, 1998


                              IMC Securities, Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                    333-48429-04                 59-3284026
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(State or Other Jurisdiction    (Commission File Number)      (I.R.S. Employer
      of Incorporation)                                      Identification No.)


        5901 East Fowler Avenue
            Tampa, Florida                                        33617-2362
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(Address of Principal Executive Offices)                          (Zip Code)


        Registrant's telephone number, including area code (813) 984-8801
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:

                           8.1      Tax Opinion of Arter & Hadden LLP

                           23.1 Consent of PricewaterhouseCoopers LLP (Independent Auditors of Financial Security Assurance Inc.)

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                IMC SECURITIES, INC. as
                                  Depositor


                                By: /s/ Thomas Middleton
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                                    Name:  Thomas Middleton
                                    Title: President and Chief Operating Officer



Dated: September 24, 1998

                                  EXHIBIT INDEX


Exhibit No.     Description                                             Page No.

     8.1        Tax Opinion of Arter & Hadden LLP

    23.1        Consent of PricewaterhouseCoopers LLP
                (Independent Auditors of Financial Security
                Assurance Inc.)